SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 5, 2006

INTERNATIONAL CELLULAR ACCESSORIES
(Exact name of registrant as specified in its charter)

Nevada	333-123092	20-1719023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Warren Avenue, Spring Lake, New Jersey (Address of principal executive offices)	07762 (Zip Code)

(703) 622-6210
(Registrant’s telephone number, including area code)

48055 Yale Road, RR 332, Chilliwack, British Columbia, Canada V2P 6H4
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 5, 2006, we issued 1,150,000 shares of our common stock (the “Shares”) to Clifford W. Chapman in consideration for his serving as an officer and director. The Shares were issued in reliance on Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL CELLULAR ACCESSORIES

Dated: April 24, 2006	By:	/s/ Clifford W. Chapman
Name: Clifford W. Chapman
Title: President